Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

Class A and Class I Shares

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Class A and Class I Shares

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated July 10, 2015 to the Prospectus for Class A and Class I shares of WHV/EAM Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Fund”) and WHV/EAM International Small Cap Equity Fund (the “International Small Cap Fund,” and together with the Emerging Markets Small Cap Fund, the “Funds”) dated June 2, 2014, as amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Prospectus for the Class A and Class I shares of the Funds and should be read in conjunction with such Prospectus.

Elimination of Redemption Fee for the Funds

Prior to July 10, 2015, shares redeemed within 60 days from the date of purchase are subject to a redemption fee of 2.00%. Effective July 10, 2015, this redemption fee will be discontinued and will no longer be charged.

Reduction in Investment Advisory Fee, Sub-Advisory Fee and Expense Limitation for the Emerging Markets Fund

With respect to the Emerging Markets Small Cap Fund, the Board of Trustees of the Trust has approved, effective as of July 10, 2015: (1) a reduction in the investment advisory fee payable by the Fund to WHV Investments, Inc. (“WHV”) from 1.50% to 1.30% of the Fund’s average daily net assets; (2) a reduction in the sub-advisory fee payable by WHV to EAM Global Investors, LLC (“EAM Global”) from 0.999% to 0.8667% of the average daily net assets of Fund; and (3) 0.20% reduction in the previously existing expense limitation amounts for each class of the Fund.  The expense limitation was also extended through August 31, 2018.

To reflect these changes, the Funds’ Prospectus for Class A and Class I shares is hereby amended as follows:

•                  The fee table and accompanying footnotes with respect to the Emerging Markets Small Cap Fund under the headings “Shareholder Fees” and “Annual Fund Operating Expenses” and the related Expense Example in the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment):

	Class A		Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(2)	1.30%	1.30%
Distribution (Rule 12b-1) Fees	0.25%	None
Other Expenses	48.71%	48.71%
Total Annual Fund Operating Expenses(2)	50.26%	50.01%
Fee Waiver and/or Expenses Reimbursement(2)	(48.46)%	(48.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.80%	1.55%

(1)         A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission.

(2)         Expenses shown above have been restated to reflect a reduction in the Fund’s contractual advisory fee and contractual fee waiver. WHV Investments, Inc. (“WHV” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the total operating expenses excluding taxes, “Acquired Fund fees and expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions do not exceed 1.80% with respect to Class A Shares and 1.55% with respect to Class I Shares (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. Prior to July 10, 2015, the Management Fee and Expense Limitation were, 1.50% and 1.75% (excluding any class-specific expenses), respectively, of the Fund’s average daily net assets. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund’s Class A shares and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$747	$1,109
Class I	$158	$490

•                  The second paragraph under the heading “Investment Adviser and Sub-Adviser” in the section entitled “More Information about Management of the Funds” in the Prospectus is deleted and replaced with the following:

For its services as Adviser to the Funds, WHV is entitled to receive an investment advisory fee of 1.15% and 1.30% of the average daily net assets of the International Small Cap Fund and of the Emerging Markets Small Cap Fund, respectively. WHV pays to EAM Global an investment advisory fee of 76.59 basis points and 86.67 basis points of the average daily net assets of the International Small Cap Fund and of the Emerging Markets Small Cap Fund, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE